SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 30, 2006

                           COLONIAL BANKSHARES, INC.
                           ---------------------------
               (Exact Name of Registrant as Specified in Charter)

         Federal                          0-51385                90-0183739
  ---------------------------         -------------------      ---------------
(State or Other Jurisdiction)        (Commission File No.)    (I.R.S. Employer
      of Incorporation)                                      Identification No.)


85 West Broad Street, Bridgeton, New Jersey                         08302
-------------------------------------------                         -----
(Address of Principal Executive Offices)                          (Zip Code)

Registrant's telephone number, including area code:  (856) 451-5800
                                                     --------------



                                 Not Applicable
                                ---------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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Item 5.03.     Amendments to Articles of Incorporation or Bylaws;
               Change in Fiscal Year.
               ---------------------------------------------------

     Pursuant to federal regulations, effective March 30, 2006, the Board of Directors of Colonial Bankshares, Inc. (the "Registrant") approved an amendment to Article II, Section 2 of the Registrant's Bylaws establishing that the Registrant shall hold its 2006 annual meeting of shareholders within 210 days of its fiscal year end. Article II, Section 2 of the Bylaws previously provided that the annual meeting of shareholders would be held within 150 days of the Registrant's fiscal year end.

     Following the 2006 annual meeting of shareholders, the Board of Directors will amend the Bylaws to provide that future annual meetings of shareholders will be held within 150 days of the fiscal year end.

Item 8.01.    Other Events
              -------------

     The Board of Directors has set July 20, 2006 as the date for the 2006 annual meeting of shareholders.

Item 9.01.    Financial Statements and Exhibits.
              ----------------------------------

               (a)  Not Applicable.

               (b)  Not Applicable.

               (c)  Exhibits.

               Exhibit No.          Exhibit

                  3                 Text of amendment to Bylaws

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                         COLONIAL BANKSHARES, INC.



DATE: March 30, 2006                By:  /s/ Edward J. Geletka
                                         ---------------------------------------
                                         Edward J. Geletka
                                         President and Chief Executive Officer

                                    EXHIBIT 3

                           TEXT OF AMENDMENT TO BYLAWS


                            ARTICLE II - Shareholders

Section 2. Annual Meeting. A meeting of shareholders of the Company for the election of directors and for the transaction of any other business of the Company shall be held annually within 210 days after the end of the Company's fiscal year, on the third Thursday of July of each calendar year, if not a legal holiday, and if a legal holiday, then on the next day following which is not a legal holiday, at 3:00 p.m., or at such other date and time within such 210-day period as the Board of Directors may determine.